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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                  JUNE 3, 2002

                                    001-13836
                            (Commission File Number)

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                             TYCO INTERNATIONAL LTD.
             (Exact name of registrant as specified in its charter)


           BERMUDA                                 NOT APPLICABLE
(Jurisdiction of Incorporation)            (IRS Employer Identification Number)


  THE ZURICH CENTRE, SECOND FLOOR, 90 PITTS BAY ROAD, PEMBROKE, HM 08, BERMUDA
              (Address of registrant's principal executive office)

                                  441-292-8674
                         (Registrant's telephone number)

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ITEM 5.      OTHER EVENTS.

Tyco International Ltd. issued the press release attached hereto as
Exhibit 99.1 on June 3, 2002.


ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

             (c) Exhibits

                 99.1 Press Release of Tyco International Ltd., dated June 3, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TYCO INTERNATIONAL LTD.


                                         By:  /s/ MARK H. SWARTZ
                                              ---------------------------------
                                              Mark H. Swartz
                                              Executive Vice President and
                                                  Chief Financial Officer
                                             (Principal Accounting and Financial
                                                Officer)

Dated: June 3, 2002


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                                  EXHIBIT INDEX

            EXHIBIT
            NUMBER               DESCRIPTION
            -------              -----------

             99.1 Press Release of Tyco International Ltd., dated June 3, 2002.


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